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                                                                   Exhibit 10.42

                                   EXHIBIT B
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                                   GUARANTY
                                   --------


     THIS GUARANTY is executed as of March 12, 1997, by the undersigned (each a "GUARANTOR") for the benefit of BANK ONE, TEXAS, N.A., a national banking association (in its capacity as Agent for the Lenders now or in the future party to the Credit Agreement described below, "AGENT").

     MATRIX CAPITAL CORPORATION, a Colorado corporation ("BORROWER"), Agent, and Lenders have executed the Credit Agreement (as renewed, extended, amended, or restated, the "CREDIT AGREEMENT") dated as of March 12, 1997. The execution and delivery of this guaranty are requirements to Agent's and Lenders' execution of the Credit Agreement, are integral to the transactions contemplated by the Loan Documents, and are conditions precedent to Lenders' obligations to extend credit under the Credit Agreement. The execution and delivery of this guaranty in no way constitute a condition to or inducement to any Lender to extend any other credit to any Guarantor.

     ACCORDINGLY, for adequate and sufficient consideration, each Guarantor agrees with Agent and Lenders as follows:

     1.   DEFINITIONS.  Terms defined in the Credit Agreement have the same
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meanings when used, unless otherwise defined, in this guaranty.  As used in this guaranty:

     "AGENT" is defined in the preamble to this guaranty and includes its successor appointed under the Loan Documents and acting as Agent for Lenders under the Loan Documents.

     "BORROWER" is defined in the recitals to this guaranty and includes, without limitation, Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for Borrower or for all or substantially all of Borrower's assets under any Debtor Law.

     "CREDIT AGREEMENT" is defined in the recitals to this guaranty.

     "GUARANTEED DEBT" means the Obligation, as defined in the Credit Agreement, and all present and future costs, attorneys' fees, and expenses incurred by Agent or any Lender to enforce Borrower's, Guarantor's, or any other obligor's payment of any of the Obligation, including, without limitation, all present and future amounts that would become due but for the operation of (S)(S) 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including, without limitation, all post-petition interest if Borrower voluntarily or involuntarily becomes subject to any Debtor Law).

     "GUARANTOR" is defined in the preamble to this guaranty.

     "SUBORDINATED DEBT" means all present and future obligations of Borrower to any Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to any Guarantor, (c) held by or are to be held by any Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

                                                                       Exhibit B
                                                                       ---------

                                       53
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     2.   GUARANTY.  Any Guarantor jointly and severally guarantees to Agent and
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Lenders the prompt payment of the Guaranteed Debt at (and at all times after)
maturity (by acceleration or otherwise). This is an absolute, irrevocable, and continuing guaranty, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of any Guarantor with respect to the Guaranteed Debt incurred after that time. This guaranty remains in effect until the Guaranteed Debt is fully paid and performed and all commitments to extend any credit under the Credit Agreement have terminated. No Guarantor may rescind or revoke its obligations with respect to the Guaranteed Debt.

     3.   REPRESENTATIONS AND WARRANTIES.  Each Guarantor jointly and severally
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represents and warrants to Agent that (a) each Guarantor has the power and authority to execute, deliver, and perform this guaranty, which any execution, delivery, and performance does not violate any Law or agreement by which any Guarantor or any of any Guarantor's assets is bound, (b) the value of the consideration received and to be received by each Guarantor is reasonably worth at least as much as that Guarantor's liability under this guaranty, and that liability may reasonably be expected to directly or indirectly benefit that Guarantor, (c) this guaranty constitutes a legal and binding obligation of each Guarantor, enforceable against that Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity, (d) all financial statements and other information about each Guarantor's financial condition and cash flow are true and correct in all material respects and fairly present that Guarantor's financial condition, cash flows, material liabilities, and (e) each Guarantor is Solvent.

     4.   CUMULATIVE RIGHTS.  If any Guarantor becomes liable for any
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indebtedness owing by Borrower to Agent or any Lender, other than under this guaranty, that liability may not be in any manner impaired or affected by this guaranty. The Rights of Agent or Lenders under this guaranty are cumulative of any and all other Rights that Agent or Lenders may ever have against each Guarantor. The exercise by Agent or Lenders of any Right under this guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other Right.

     5.   PAYMENT UPON DEMAND.  If a Default exists, each Guarantor shall (on
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demand and without further notice of dishonor and without any notice having been given to any Guarantor previous to that demand of either the acceptance by Agent or Lenders of this guaranty or the creation or incurrence of any Guaranteed
Debt) pay the amount of the Guaranteed Debt then due and payable to Agent and Lenders. It is not necessary for Agent or Lenders, in order to enforce that payment by any Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on that indebtedness or to enforce Rights against any collateral securing that indebtedness.

     6.   SUBORDINATION.  The Subordinated Debt is expressly subordinated to the
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full and final payment of the Guaranteed Debt.  Each Guarantor agrees not to accept any payment of any Subordinated Debt from Borrower if a Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, that Guarantor shall hold that payment in trust for Agent and Lenders and promptly turn it over to Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

     7.   SUBROGATION AND CONTRIBUTION.  Until the Guaranteed Debt has been paid
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and performed in full (a) no Guarantor may assert, enforce, or otherwise exercise any Right of subrogation to any of the Rights or Liens of Agent or Lenders or any other beneficiary against Borrower or any other obligor on the Guaranteed Debt or any collateral or other security or any Right of recourse, reimbursement,

                                                                       Exhibit B
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                                       2


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subrogation, contribution, indemnification, or similar Right against Borrower or any other obligor on any Guaranteed Debt or any guarantor of it, and (b) each Guarantor irrevocably waives the benefit of, and any Right to participate in, any collateral or other security given to Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

     8.   NO RELEASE.  No Guarantor's obligations under this guaranty may be
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released, diminished, or affected by the occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on the Obligation; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any party at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Agent or any Lender to any other obligor on the Obligation; (g) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt; (h) any failure of Agent or any Lender to notify any Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Agent or any Lender against Borrower or any new agreement between Agent, any Lender, and Borrower, it being understood that neither Agent nor any Lender is required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to any Guarantor elsewhere in this guaranty; (i) the unenforceability of any Guaranteed Debt against any party because it exceeds the amount permitted by Law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of the Obligation to Agent or Lenders is held to constitute a preference under any Debtor Law or for any other reason Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this guaranty will be reinstated in an amount equal to that payment).

     9.   WAIVERS.  Each Guarantor waives all Rights by which it might be
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entitled to require suit on an accrued Right of action in respect of any
Guaranteed Debt or require suit against Borrower or others, whether arising under (S) 34.02 of the Texas Business and Commerce Code, as amended (regarding its Right to require Agent or Lenders to sue Borrower on accrued Right of action following its written notice to Agent or Lenders), (S) 17.001 of the Texas Civil Practice and Remedies Code, as amended (allowing suit against it without suit against Borrower, but precluding entry of judgment against it before entry of judgment against Borrower), Rule 31 of the Texas Rules of Civil Procedure, as amended (requiring Agent or Lenders to join Borrower in any suit against it unless judgment has been previously entered against Borrower), or otherwise.

     10.  CREDIT AGREEMENT PROVISIONS.  Each Guarantor acknowledges that certain
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(a) representations and warranties in the Credit Agreement are applicable to it and confirms that each such representation and warranty is true and correct, and
(b) covenants and other provisions in the Credit Agreement are applicable to it or are imposed upon it and agrees to promptly and properly comply with or be bound by each of them.

     11.  RELIANCE AND DUTY TO REMAIN INFORMED.  Each Guarantor confirms that it
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has executed and delivered this guaranty after reviewing the terms and conditions of the Loan Documents and such

                                                                       Exhibit B
                                                                       ---------
                                       3


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other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to Borrower's creditworthiness and is not executing and delivering this guaranty in reliance on any representation or warranty by Agent or any Lender as to that creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting Borrower's ability to perform under the Loan Documents to which it is a party or any collateral securing any Guaranteed Debt.

     12.  NO REDUCTION.  The Guaranteed Debt may not be reduced, discharged, or
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released because or by reason of any existing or future offset, claim, or defense (other than credits toward outstanding amounts in respect of payments under this guaranty and except for the defense of complete and final payment of the Guaranteed Debt) of Borrower or any other party against Agent or Lenders or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

     13.  BANKRUPTCY.  If any Guarantor becomes insolvent, fails to pay
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Guarantor's debts generally as they become due, voluntarily seeks (or consents to or acquiesces in) any benefits of any Debtor Law, or becomes a party to (or is made the subject of) any proceeding under any Debtor Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the Rights of Agent or any Lender under this guaranty, then, in any such event, the Guaranteed Debt is automatically (as between that Guarantor, Agent, and Lenders), a fully matured, due, and payable obligation of that Guarantor to Agent and Lenders (without regard to whether Borrower is then in default under the Credit Agreement or whether any of the Obligation is then due and owing by Borrower), payable in full (i.e., the estimated amount owing in respect of the contingent claim created under this guaranty) by Guarantor to Agent and Lenders upon demand.

     14.  LOAN DOCUMENT.  This guaranty is a Loan Document and is subject to the
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applicable provisions of SECTIONS 1 and 12 of the Credit Agreement, all of which are incorporated into this guaranty by reference the same as if set forth in this guaranty verbatim.

     15.  COMMUNICATIONS.  For purposes of SECTION 12.2 of the Credit Agreement,
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each Guarantor's address and telecopy number are set forth on the signature page to this guaranty.

     16.  AMENDMENTS, ETC.  No amendment, waiver, or discharge to or under this
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guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of SECTION 12.10 of the Credit Agreement.

     17.  ENTIRETY.  THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE
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PARTIES ABOUT THE SUBJECT MATTER OF THIS GUARANTY AND MAY NOT BE CONTRADICTED BY
EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE
PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     18.  AGENT AND LENDERS.  Agent is the agent for each Lender under the
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Credit Agreement. All Rights granted to Agent under or in connection with this guaranty are for each Lender's ratable

                                                                       Exhibit B
                                                                       ---------
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benefit. Agent may, without the joinder of any Lender, exercise any Rights in
Agent's or Lenders' favor under or in connection with this guaranty. Agent's and each Lender's Rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, no Guarantor is required to inquire about any such agreement and is not subject to any terms of it unless that Guarantor specifically joins it. Therefore, neither any Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of it.

     19.  PARTIES.  This guaranty benefits Agent, Lenders, and their respective
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successors and assigns and binds each Guarantor and each Guarantor's successors and assigns. Upon appointment of any successor Agent under the Credit Agreement, all of the Rights of Agent under this guaranty automatically vest in that new Agent as successor Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The Rights of Agent and Lenders under this guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of Rights and obligations under this guaranty.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.

                                                                       Exhibit B
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                                       5


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     EXECUTED as of the date first stated in this guaranty.


                                              ---------------------------------
                                              as Guarantor
             (address)
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       -------------------                    By
                                                  -----------------------------
       -------------------
       Tel                                        Name:
           ---------------                               ----------------------
       Fax                                        Title:
           ---------------                               ----------------------



     Agent executes this guaranty in acknowledgment of PARAGRAPH 17 above.


                                    BANK ONE, TEXAS, N.A., as Agent



                                    By   _______________________________
                                         Mark L. Freeman, Vice President


                          Signature Page to Guaranty
                                                                       Exhibit B
                                                                       ---------

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